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                                                    Washington Federal, Inc.
                                                           Fact Sheet
                                                         March 31, 2006
                                                        ($ in Thousands)

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

                                               9/05 QTR                   12/05 QTR                    3/06 QTR
                                               --------                    --------                   ---------
Loan Loss Reserve - Total                    $   24,756                  $   24,736                  $   24,810
                          - General              24,259                      24,410                      24,484
                          - Specific                497                         327                         326
Net Charge-offs (Recoveries) for the Qtr            112                          20                          12
Nonperforming Assets - Total                      7,344                       7,779                       6,957
                          - REO                     756                         410                           0
                          - Nonaccrual            6,588                       7,369                       6,957
Troubled Debt Restructuring                         573                         281                         284

Regulatory Capital Ratios - Tangible          1,123,485   13.75%          1,144,708    13.86%         1,166,993    13.65%
                          - Core              1,123,485   13.75           1,144,708    13.86          1,166,993    13.65
                          - Risk Based        1,140,877   26.75           1,163,041    25.65          1,184,961    25.21

                                               9/05 QTR     9/05 YTD      12/05 QTR                    3/06 QTR      3/06 YTD
                                               --------     --------       --------                    --------      --------
Loan Originations - Total                    $  693,563   $2,436,826     $  597,101                  $  561,884    $1,158,985
                          - Single-Family       354,156    1,209,557        297,693                     221,636       519,329
                          - Multi-Family         52,850      151,839         32,792                      37,965        70,757
                          - Land                 89,314      358,862         91,146                     108,073       199,219
                          - Construction        197,243      716,568        175,470                     194,210       369,680

                                               9/05 QTR     9/05 YTD      12/05 QTR                    3/06 QTR      3/06 YTD
                                               --------     --------       --------                     -------      --------
Loan Servicing Fee Income                    $    1,910   $    6,827     $    1,722                  $    1,362    $    3,084
Other Fee Income                                    341        1,046            221                         220           441
                                               --------     --------       --------                    --------      --------
     Total Fee Income                        $    2,251   $    7,873     $    1,943                  $    1,582    $    3,525
                                               ========     ========       ========                    ========      ========

                                               9/05 QTR     9/05 YTD      12/05 QTR                    3/06 QTR      3/06 YTD
                                               --------     --------       --------                    --------      --------
Average Loans                                $5,856,081   $5,531,687     $6,146,050                  $6,362,119    $6,252,897
Average Earning Assets                        7,794,351    7,473,204      8,077,990                   8,225,619     8,150,993
Average Assets                                8,031,363    7,697,085      8,270,494                   8,412,784     8,346,830
Average Paying Liabilities                    6,642,604    6,351,054      6,890,433                   7,056,452     6,972,530
Operating Expenses/Average Assets                  0.68%        0.68%          0.61%                       0.64%         0.63%
Efficiency Ratio                                  21.64        19.16          18.78                       19.62         19.21
Amortization of Intangibles                  $      281   $    1,198     $      269                  $      256    $      525

Repayments                                     9/05 QTR     9/05 YTD      12/05 QTR                    3/06 QTR      3/06 YTD
----------                                     --------     --------       --------                    --------      --------
     Loans                                   $  510,214   $1,767,892     $  467,061                  $  402,335    $  869,396
     MBS                                         67,009      221,698         54,625                      42,979        97,604

EOP Numbers                                    9/05 QTR                   12/05 QTR                    3/06 QTR
-----------                                    --------                    --------                   ---------
Shares Issued and Outstanding                86,933,294                  87,017,789                  87,187,699

Share repurchase information                   9/05 QTR     9/05 YTD      12/05 QTR                    3/06 QTR      3/06 YTD
----------------------------                   --------     --------       --------                    --------      --------
Remaining shares auth. for repurchase         3,310,014    3,310,014      3,310,014                   3,310,014     3,310,014
Shares repurchased                                    -            -              -                           -             -
Average share repurchase price               $        -   $        -     $        -                  $        -    $        -


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Tangible Book Value                            9/05 QTR                    12/05 QTR                    3/06 QTR
-------------------                            --------                    ---------                    --------
     $ Amount                                $1,130,049                   $1,141,648                  $1,158,706
     Per Share                                    13.00                        13.12                       13.29
# of Employees                                      749                          751                         751
Tax Rate - Going Forward                          35.50%                       35.50%                      34.25%

                                              AS OF 9/30/05               AS OF 12/31/05              AS OF 3/31/06
                                             ----------------            ----------------            -----------------
Loan Portfolio by Category                     AMOUNT      %               AMOUNT      %               AMOUNT      %
--------------------------                     ------      -               ------      -               ------      -
     Single-Family Residential               $4,630,411  70.2%           $4,840,030  70.7%           $5,049,936  70.6%
     Multi-Family                               501,823   7.6               506,939   7.4               515,310   7.2
     Construction                             1,021,419  15.5             1,042,005  15.2             1,077,605  15.1
     Land                                       438,621   6.7               460,326   6.7               505,063   7.1
                                             ----------  ----            ----------  ----            ----------  ----
 Gross Loans (before ALL/Deferrals/LIP)      $6,592,274   100%           $6,849,300   100%           $7,147,914   100%
                                             ==========  ====            ==========  ====            ==========  ====

                                              AS OF 9/30/05               AS OF 12/31/05              AS OF 3/31/06
                                             -----------------------     -----------------------     -----------------------
Deposits by State                              AMOUNT      %      #        AMOUNT      %      #         AMOUNT      %      #
-----------------                              ------      -      -        ------      -      -         ------      -      -
     WA                                      $2,350,615  46.7%    43     $2,380,167  46.8%    43     $2,382,201   46.1%    43
     ID                                         519,962  10.3     16        524,886  10.3     16        532,071   10.3     16
     OR                                         911,691  18.1     27        913,637  18.0     27        947,706   18.4     27
     UT                                         299,609   6.0     10        299,433   5.9     10        302,450    5.9     10
     NV                                         127,514   2.5      3        136,666   2.7      3        134,579    2.6      3
     TX                                          49,420   1.0      3         57,496   1.1      3         62,984    1.2      3
     AZ                                         772,694  15.4     20        772,042  15.2     20        798,391   15.5     20
                                             ----------  ----    ---     ----------  ----    ---     ----------   ----    ---
     Total                                   $5,031,505   100%   122     $5,087,327   100%   122     $5,160,382    100%   122
                                             ==========  ====    ===     ==========  ====    ===     ==========   ====    ===

                                                   9/05 QTR                  12/05 QTR                   3/06 QTR
                                             ----------------            ----------------            ----------------
Deposits by Type                               AMOUNT      %               AMOUNT      %               AMOUNT      %
----------------                               ------      -               ------      -               ------      -
Checking (noninterest)                       $   34,013   0.7%           $   29,306   0.6%           $   26,690   0.5%
NOW (interest)                                  171,469   3.4               175,067   3.4               184,743   3.6
Savings (passbook/stmt)                         191,919   3.8               187,034   3.7               176,654   3.4
Money Market                                    871,945  17.3               886,032  17.4               851,140  16.5
CD's                                          3,762,159  74.8             3,809,888  74.9             3,921,155  76.0
                                             ----------  ----            ----------  ----            ----------  ----
Total                                        $5,031,505   100%           $5,087,327   100%           $5,160,382   100%
                                             ==========  ====            ==========  ====            ==========  ====

Deposits greater than $100,000 - EOP         $1,365,486                  $1,412,390                  $1,426,877

Brokered Deposits                            $      ---                  $      ---                  $      ---


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